                                                                   EXHIBIT 99.34

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

AGGREGATE LOANS

FICO       % of total deal Avg LTV Max LTV % Full Doc % Owner Occ % IO   WAC  MARGIN  % Second Lien (Simultaneous or Silent)
----       --------------- ------- ------- ---------- ----------- ----- ----- ------  --------------------------------------
500 to 519      1.64        75.62   90.00      75.94    98.10      0.00 7.976  6.690                  0.30
520 to 539      2.59        76.65   95.00      76.14    98.19      0.00 7.739  6.691                  2.28
540 to 559      3.72        79.44  100.00      71.84    97.48      0.21 7.524  6.620                  1.85
560 to 579      5.10        80.32  100.00      72.72    98.13      0.27 7.329  6.588                  4.55
580 to 599      7.90        82.09  100.00      73.77    99.03      6.92 7.283  6.221                 25.44
600 to 619     10.91        81.80  100.00      61.70    97.04     15.46 7.053  6.002                 28.95
620 to 639     14.30        82.29  100.00      56.19    94.27     18.62 6.975  6.016                 36.43
640 to 659     16.22        82.54  100.00      47.53    95.26     19.44 6.934  5.846                 44.90
660 to 679     12.45        83.58  100.00      44.81    94.29     23.77 6.879  5.856                 45.46
680 to 699      8.60        83.16  100.00      45.16    91.86     23.99 6.744  5.795                 46.72
700 to 719      6.58        82.66  100.00      45.28    90.87     23.96 6.727  5.805                 52.62
720 to 739      4.05        82.33  100.00      43.87    91.09     27.06 6.626  5.680                 54.93
740 to 759      3.12        82.32  100.00      48.83    88.24     23.75 6.551  5.725                 47.99
760 to 779      1.84        82.08  100.00      59.33    88.81     28.86 6.539  5.532                 54.66
780 to 799      0.92        83.04  100.00      53.78    80.19     24.54 6.658  5.517                 53.31
800 to 819      0.07        85.06  100.00      71.29   100.00     62.72 5.757  5.182                 59.09
Total:        100.00        82.07  100.00      55.28    94.62     17.30 6.989  6.012                 36.42

IO LOANS

FICO       % of total deal   Avg LTV Max LTV % Full Doc % Owner Occ  WAC  MARGIN     % Second Lien (Simultaneous or Silent)
----       ---------------   ------- ------- ---------- ----------- ----- ------     --------------------------------------
540 to 559         0.04        80.00   80.00    100.00    100.00    6.250  5.125                100.00
560 to 579         0.08        59.30   59.30    100.00    100.00    5.750  5.250                  0.00
580 to 599         3.16        81.22   90.00     80.10    100.00    6.565  5.877                 32.09
600 to 619         9.75        82.47   95.00     72.56    100.00    6.498  5.823                 47.92
620 to 639        15.39        81.95   95.00     75.07     99.44    6.259  5.664                 53.40
640 to 659        18.22        81.42   95.00     70.03     98.74    6.186  5.692                 62.83
660 to 679        17.11        82.74   95.00     64.72     97.93    6.020  5.607                 56.89
680 to 699        11.92        82.55   95.00     67.46     99.17    5.937  5.545                 65.76
700 to 719         9.11        79.54   95.00     59.45     98.91    5.806  5.428                 71.98
720 to 739         6.33        79.85   95.00     66.28     98.25    5.604  5.436                 73.65
740 to 759         4.28        81.02   95.00     70.94     91.36    5.642  5.556                 66.78
760 to 779         3.06        80.56   90.00     77.05     97.46    5.757  5.281                 83.01
780 to 799         1.30        80.03   90.00     80.19     90.86    5.574  5.212                 72.39
800 to 819         0.26        84.52   90.00    100.00    100.00    5.066  4.860                 54.81
Total:           100.00        81.62   95.00     69.45     98.45    6.062  5.606                 60.66

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                                               % OF AGGREGATE
                                          AGGREGATE ORIGINAL  PRINCIPAL BALANCE  AVG CURRENT
RANGE ($)                 NUMBER OF LOANS PRINCIPAL BALANCE  AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
0-24,999.01                      380      $    7,592,647.00          0.41        $ 19,905.26     11.195         99.23        649
25,000.01 - 50,000.00          1,159      $   44,122,728.00          2.37        $ 37,916.63     10.348         96.74        653
50,000.01 - 75,000.00          1,148      $   71,621,348.00          3.85        $ 62,095.01      9.259         91.08        646
75,000.01 - 100,000.00           975      $   85,303,456.00          4.58        $ 87,095.36      8.456         87.89        644
100,000.01 - 125,000.00          909      $  102,808,497.00          5.52        $112,539.42      7.534         82.94        633
125,000.01 - 150,000.00          850      $  117,793,871.00          6.33        $137,829.46      7.312         81.83        633
150,000.01 - 175,000.00          657      $  106,931,502.00          5.74        $161,901.44      6.925         79.98        633
175,000.01 - 200,000.00          716      $  134,327,882.00          7.21        $186,616.44      6.813         78.90        634
200,000.01 - 225,000.00          547      $  116,572,376.00          6.26        $212,140.55      6.713         80.70        644
225,000.01 - 250,000.00          471      $  112,137,165.00          6.02        $236,976.45      6.628         79.77        637
275,000.01 - 300,000.00          849      $  233,527,896.00         12.54        $273,491.76      6.583         80.59        642
300,000.01 - 333,700.00          411      $  130,549,815.00          7.01        $316,336.45      6.532         81.98        649
333,700.01 - 350,000.00          181      $   61,942,857.00          3.33        $340,347.37      6.573         81.78        652
350,000.01 - 600,000.00        1,087      $  472,251,846.00         25.36        $432,076.95      6.488         81.41        651
600,000.01 - 1,000,000.00         94      $   64,743,133.00          3.48        $686,373.11      6.320         78.47        665
                              ------      -----------------        ------        -----------      -----         -----        ---
TOTAL:                        10,434      $1,862,227,019.00        100.00        $177,574.05      6.989         82.07        644

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
RANGE ($)                 NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
0-24,999.01                      385      $    7,612,177.34       0.41           $ 19,771.89     11.178         99.21       649
25,000.01 - 50,000.00          1,161      $   44,085,625.44       2.38           $ 37,972.11     10.340         96.67       653
50,000.01 - 75,000.00          1,151      $   71,627,173.90       3.87           $ 62,230.39      9.255         91.04       646
75,000.01 - 100,000.00           976      $   85,181,509.70       4.60           $ 87,276.14      8.445         87.79       644
100,000.01 - 125,000.00          911      $  102,714,125.36       5.54           $112,748.77      7.532         83.04       633
125,000.01 - 150,000.00          855      $  118,159,218.02       6.38           $138,197.92      7.306         81.78       633
150,000.01 - 175,000.00          663      $  107,769,922.94       5.82           $162,548.90      6.917         80.03       633
175,000.01 - 200,000.00          704      $  131,804,614.91       7.11           $187,222.46      6.812         78.84       634
200,000.01 - 225,000.00          545      $  115,817,115.13       6.25           $212,508.47      6.719         80.71       644
225,000.01 - 250,000.00          477      $  113,289,353.59       6.11           $237,503.89      6.637         79.86       635
275,000.01 - 300,000.00          844      $  231,598,567.75      12.50           $274,405.89      6.574         80.51       642
300,000.01 - 333,700.00          413      $  130,947,561.03       7.07           $317,064.31      6.536         81.96       650
333,700.01 - 350,000.00          179      $   61,159,159.61       3.30           $341,671.28      6.586         82.13       648
350,000.01 - 600,000.00        1,076      $  466,522,389.18      25.18           $433,570.99      6.486         81.39       652
600,000.01 - 1,000,000.00         94      $   64,519,072.21       3.48           $686,373.11      6.320         78.47       665
                              ------      -----------------     ------           -----------      -----         -----       ---
TOTAL:                        10,434      $1,852,807,586.11     100.00           $177,574.05      6.989         82.07       644

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
MORTGAGE RATES (%)        NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
4.999 AND LESS                    64      $   19,152,831.90          1.03        $299,263.00      4.869         76.23        709
5.000 - 5.499                    217      $   63,927,141.57          3.45        $294,595.12      5.279         78.25        692
5.500 - 5.999                  1,193      $  318,692,268.61         17.20        $267,135.18      5.797         78.76        666
6.000 - 6.499                  1,325      $  322,925,904.76         17.43        $243,717.66      6.246         79.08        655
6.500 - 6.999                  2,132      $  495,937,042.70         26.77        $232,615.87      6.741         80.78        640
7.000 - 7.499                    921      $  182,405,730.36          9.84        $198,051.82      7.220         82.03        628
7.500 - 7.999                    980      $  175,610,541.48          9.48        $179,194.43      7.727         82.98        610
8.000 - 8.499                    391      $   58,277,872.88          3.15        $149,048.27      8.238         84.13        606
8.500 - 8.999                    636      $   66,134,060.23          3.57        $103,984.37      8.719         88.70        615
9.000 - 9.499                    176      $   15,178,634.89          0.82        $ 86,242.24      9.229         89.76        607
9.500 - 9.999                    708      $   45,101,783.95          2.43        $ 63,703.08      9.763         96.91        657
10.000 - 10.499                  129      $    7,979,970.83          0.43        $ 61,860.24     10.230         96.63        642
10.500 - 10.999                  871      $   53,048,656.96          2.86        $ 60,905.46     10.778         99.22        648
11.000 - 11.499                  125      $    4,532,644.83          0.24        $ 36,261.16     11.222         98.65        648
11.500 - 11.999                  212      $   10,175,906.60          0.55        $ 47,999.56     11.884         99.03        650
12.000 - 12.499                   84      $    3,435,088.34          0.19        $ 40,893.91     12.204         99.73        652
12.500 - 12.999                  265      $   10,051,800.20          0.54        $ 37,931.32     12.788         99.37        639
13.000 - 13.499                    3      $      164,387.64          0.01        $ 54,795.88     13.216        100.00        651
13.500 - 13.999                    2      $       75,317.38          0.00        $ 37,658.69     13.750        100.00        676
                              ------      -----------------        ------        -----------     ------        ------        ---
TOTAL:                        10,434      $1,852,807,586.11        100.00        $177,574.05      6.989         82.07        644

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
ORIGINAL TERM (MOS)       NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
000 - 180                      2,927      $  176,235,406.36         9.51         $ 60,210.25    9.979          96.15         662
181 - 240                         28      $    3,284,311.78         0.18         $117,296.85    6.852          71.14         644
241 - 360                      7,479      $1,673,287,867.97        90.31         $223,731.50    6.674          80.61         642
                              ------      -----------------       ------         -----------    -----          -----         ---
TOTAL:                        10,434      $1,852,807,586.11       100.00         $177,574.05    6.989          82.07         644

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
REMAINING TERM (MOS)      NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
061 - 120                          2      $      404,275.73           0.02       $202,137.87     7.287         92.33          662
121 - 180                      2,925      $  175,831,130.63           9.49       $ 60,113.21     9.985         96.16          662
181 - 240                         28      $    3,284,311.78           0.18       $117,296.85     6.852         71.14          644
241 - 300                          1      $       90,902.81           0.00       $ 90,902.81     7.250         58.72          589
301 - 360                      7,478      $1,673,196,965.16          90.31       $223,749.26     6.674         80.61          642
                              ------      -----------------         ------       -----------     -----         -----          ---
TOTAL:                        10,434      $1,852,807,586.11         100.00       $177,574.05     6.989         82.07          644

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
MORTGAGE INSURANCE        NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
YES                                 0     $             0.00
NO                             10,434     $ 1,852,807,586.11       100.00        $177,574.05    6.989          82.07          630
                               ------     ------------------       ------        -----------    -----          -----          ---
TOTAL:                         10,434     $ 1,852,807,586.11       100.00        $177,574.05    6.989          82.07          644

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
LIEN                      NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
1                                7,645    $1,694,695,623.74       91.47          $221,673.72    6.675         80.46           642
2                                2,789    $  158,111,962.37        8.53          $ 56,691.27   10.352         99.34           665
                                ------    -----------------      ------          -----------   ------         -----           ---
TOTAL:                          10,434    $1,852,807,586.11      100.00          $177,574.05    6.989         82.07           644

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
SEASONING (MOS)           NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
 4                                29      $    4,993,889.97         0.27         $172,203.10     6.914         80.60          643
 5                             4,976      $  896,219,921.99        48.37         $180,108.51     7.042         82.33          645
 6                             4,657      $  819,522,843.41        44.23         $175,976.56     6.933         81.75          644
 7                               667      $  116,750,246.94         6.30         $175,037.85     6.941         82.48          642
 8                                79      $   11,375,289.83         0.61         $143,991.01     7.084         81.57          638
 9                                17      $    2,620,719.99         0.14         $154,160.00     7.549         79.08          646
10                                 5      $      391,231.05         0.02         $ 78,246.21     8.561         76.53          577
11                                 1      $      257,964.07         0.01         $257,964.07     8.125         80.00          587
12                                 2      $      540,978.97         0.03         $270,489.49     6.778         86.60          579
13                                 1      $      134,499.89         0.01         $134,499.89     7.130         80.00          532
                              ------      -----------------       ------         -----------     -----         -----          ---
TOTAL:                        10,434      $1,852,807,586.11       100.00         $177,574.05     6.989         82.07          644

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
COMBINED LTVS             NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
0.01 - 25.00                       13     $    1,105,593.06         0.06         $ 85,045.62      6.871         20.69        651
25.01 - 30.00                       8     $      701,166.09         0.04         $ 87,645.76      7.083         26.79        604
30.01 - 35.00                      20     $    3,106,271.91         0.17         $155,313.60      6.473         33.17        616
35.01 - 40.00                      41     $    6,320,562.45         0.34         $154,160.06      6.382         37.91        642
40.01 - 45.00                      44     $    7,414,059.25         0.40         $168,501.35      6.674         43.19        616
45.01 - 50.00                      66     $   11,670,456.86         0.63         $176,825.10      6.582         48.22        616
50.01 - 55.00                      62     $   11,112,891.87         0.60         $179,240.19      6.576         53.07        633
55.01 - 60.00                      97     $   18,854,153.33         1.02         $194,372.71      6.523         58.26        620
60.01 - 65.00                     201     $   41,568,740.56         2.24         $206,809.65      6.591         63.12        619
65.01 - 70.00                     330     $   75,022,670.80         4.05         $227,341.43      6.651         68.58        619
70.01 - 75.00                     552     $  128,416,214.61         6.93         $232,638.07      6.660         73.80        621
75.01 - 80.00                   3,778     $  848,866,771.11        45.82         $224,686.81      6.480         79.78        657
80.01 - 85.00                     736     $  161,933,394.24         8.74         $220,018.20      6.951         84.31        619
85.01 - 90.00                   1,057     $  231,215,396.08        12.48         $218,746.83      6.937         89.61        633
90.01 - 95.00                     780     $  147,240,133.98         7.95         $188,769.40      7.455         94.68        641
95.01 - 100.00                  2,649     $  158,259,109.91         8.54         $ 59,742.96     10.091         99.93        666
                               ------     -----------------       ------         -----------     ------         -----        ---
TOTAL:                         10,434     $1,852,807,586.11       100.00         $177,574.05      6.989         82.07        644

OWNER OCCUPANCY OF MORTGAGE LOANS

                                              AGGREGATE        % OF AGGREGATE
                                           PRINCIPAL BALANCE  PRINCIPAL BALANCE  AVG CURRENT
OWNER OCCUPANCY           NUMBER OF LOANS AS OF CUT-OFF DATE AS OF CUT-OFF DATE   BALANCE    WA GROSS CPN  WA COMBLTV GWAC WA FICO
------------------------- --------------- ------------------ ------------------- ----------- ------------  --------------- -------
OWNER                           9,842     $1,753,111,617.40        94.62         $178,125.55      6.986       82.11           642
INVESTMENT                        384     $   66,447,835.70         3.59         $173,041.24      7.065       80.32           672
SECOND HOME                       208     $   33,248,133.01         1.79         $159,846.79      6.959       83.27           678
                               ------     -----------------       ------         -----------      -----       -----           ---
TOTAL:                         10,434     $1,852,807,586.11       100.00         $177,574.05      6.989       82.07           644

PROPERTY TYPE OF MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
PROPERTY TYPES            LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------          ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
SINGLE FAMILY DETACHED    7,471     $ 1,312,611,913.07       70.84          $  175,694.27      6.974         81.95           641
DEMINIMUS PUD             1,085     $   197,628,603.11       10.67          $  182,146.18      7.077         83.09           647
CONDO                       978     $   163,927,900.22        8.85          $  167,615.44      6.910         82.83           652
2-4 FAMILY                  494     $   118,831,442.58        6.41          $  240,549.48      7.063         80.33           665
PUD                         327     $    49,837,858.23        2.69          $  152,409.35      7.099         83.83           645
MANUFACTURED HOUSING         77     $     9,852,428.40        0.53          $  127,953.62      6.966         77.10           641
TOWNHOUSE                     2     $       117,440.50        0.01          $   58,720.25      8.274         84.00           603
                         ------     ------------------      ------          -------------      -----         -----           ---
TOTAL:                   10,434     $ 1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644

LOAN PURPOSE OF MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF    BALANCE AS OF      PRINCIPAL BALANCE    AVG CURRENT
LOAN PURPOSE              LOANS      CUT-OFF DATE       AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
------------            ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
PURCHASE                  5,648      $  891,230,548.68       48.10          $  157,795.78      7.127         84.20           664
REFINANCE - CASHOUT       3,433      $  688,182,680.40       37.14          $  200,461.02      6.875         79.89           624
REFINANCE - RATE TERM     1,353      $  273,394,357.03       14.76          $  202,065.30      6.824         80.60           628
                         ------      -----------------      ------          -------------      -----         -----           ---
TOTAL:                   10,434      $1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644

DOCUMENT TYPE OF MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
DOCUMENT TYPE             LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
-------------           ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
FULL                      5,651     $   957,290,455.84       51.67          $  169,401.96      6.875         82.84           635
STREAMLINED               2,237     $   342,460,997.72       18.48          $  153,089.40      7.506         83.98           678
STATED                    1,189     $   269,481,733.68       14.54          $  226,645.70      6.855         75.70           638
LIMITED                     741     $   158,962,856.80        8.58          $  214,524.77      6.800         82.75           642
FULL/ALT                    319     $    66,877,286.54        3.61          $  209,646.67      6.950         84.31           638
LITE                        296     $    57,524,076.67        3.10          $  194,338.10      6.989         83.12           643
NO INCOME/NO ASSET            1     $       210,178.86        0.01          $  210,178.86      7.250         89.96           707
                         ------     ------------------      ------          -------------      -----         -----           ---
TOTAL:                   10,434     $ 1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644

PRODUCT TYPE OF MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
PRODUCT TYPE              LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
------------            ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
2/28                      4,378      $  920,793,268.06       49.70           $ 210,322.81      6.875         81.27           630
30 YEAR FIXED             1,477      $  301,051,090.72       16.25           $ 203,826.06      6.782         77.70           649
2/28 60 MONTH IO            905      $  274,696,003.12       14.83           $ 303,531.50      6.073         81.86           669
BALLOON 15/30             2,702      $  153,459,374.03        8.28           $  56,794.74     10.340         99.35           665
3/27                        325      $   68,750,633.41        3.71           $ 211,540.41      6.657         80.85           636
5/25                        239      $   59,871,042.46        3.23           $ 250,506.45      6.308         79.14           659
5/25 60 MONTH IO            145      $   45,893,326.22        2.48           $ 316,505.70      6.001         80.18           671
15 YEAR FIXED               223      $   22,371,756.60        1.21           $ 100,321.78      7.552         74.24           641
20 YEAR FIXED                27      $    3,177,062.99        0.17           $ 117,669.00      6.851         70.89           646
6 MONTH LIBOR                 9      $    2,141,601.17        0.12           $ 237,955.69      7.102         85.27           654
10 YEAR FIXED                 2      $      404,275.73        0.02           $ 202,137.87      7.287         92.33           662
BALLOON 20/30                 1      $      107,248.79        0.01           $ 107,248.79      6.875         78.57           593
15 YEAR FIXED                 1      $       90,902.81        0.00           $  90,902.81      7.250         58.72           589
                         ------      -----------------      ------           ------------      -----         -----           ---
TOTAL:                   10,434      $1,852,807,586.11      100.00           $ 177,574.05      6.989         82.07           644

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
STATE                     LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
-----                   ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
CALIFORNIA                4,808     $ 1,078,793,610.66       58.22          $  224,374.71      6.766         81.21           650
NEW YORK                    395     $    95,771,455.47        5.17          $  242,459.38      7.049         81.52           645
FLORIDA                     590     $    76,773,621.35        4.14          $  130,124.78      7.386         83.13           632
OTHER                     4,641     $   601,468,898.63       32.46          $  129,598.99      7.327         83.56           635
                         ------     ------------------      ------          -------------      -----         -----           ---
TOTAL:                   10,434     $ 1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644

PREPAY PENALTY FOR MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
PREPAY PENALTY            LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------          ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
HAS PREPAY PENALTY        7,842     $ 1,468,029,575.49       79.23           $ 187,200.92      6.859         81.55           645
NONE                      2,592     $   384,778,010.62       20.77           $ 148,448.31      7.485         84.05           640
                         ------     ------------------      ------           ------------      -----         -----           ---
TOTAL:                   10,434     $ 1,852,807,586.11      100.00           $ 177,574.05      6.989         82.07           644

PREPAY TERM FOR MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
PREPAY TERM               LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
-----------             ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
 6                            1      $      422,826.75        0.02          $  422,826.75      6.875         74.56           609
12                          337      $   82,864,570.88        4.47          $  245,888.93      6.887         79.80           644
24                        4,908      $  977,397,555.29       52.75          $  199,143.76      6.777         82.14           642
36                        2,596      $  407,344,622.57       21.99          $  156,912.41      7.048         80.49           653
NO PREPAY PENALITY        2,592      $  384,778,010.62       20.77          $  148,448.31      7.485         84.05           640
                         ------      -----------------      ------          -------------      -----         -----           ---
TOTAL                    10,434      $1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644

FICO SCORES OF MORTGAGE LOANS

                                   AGGREGATE PRINCIPAL   % OF AGGREGATE
                        NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE    AVG CURRENT
FICO SCORES               LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE     BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
-----------             ---------  -------------------  ------------------  -------------  ------------  ---------------  ---------
500 TO 519                  171      $   30,399,015.45        1.64          $  177,772.02      7.976         75.62           511
520 TO 539                  277      $   47,960,917.14        2.59          $  173,144.11      7.739         76.65           530
540 TO 559                  388      $   69,003,665.30        3.72          $  177,844.50      7.524         79.44           551
560 TO 579                  507      $   94,465,891.04        5.10          $  186,323.26      7.329         80.32           570
580 TO 599                  935      $  146,390,996.89        7.90          $  156,567.91      7.283         82.09           590
600 TO 619                1,189      $  202,145,726.90       10.91          $  170,013.23      7.053         81.80           610
620 TO 639                1,497      $  264,988,756.13       14.30          $  177,013.20      6.975         82.29           630
640 TO 659                1,637      $  300,452,035.46       16.22          $  183,538.20      6.934         82.54           649
660 TO 679                1,263      $  230,718,244.03       12.45          $  182,674.78      6.879         83.58           669
680 TO 699                  849      $  159,352,249.65        8.60          $  187,694.05      6.744         83.16           689
700 TO 719                  686      $  121,847,568.15        6.58          $  177,620.36      6.727         82.66           708
720 TO 739                  424      $   75,024,557.65        4.05          $  176,944.71      6.626         82.33           729
740 TO 759                  313      $   57,716,216.25        3.12          $  184,396.86      6.551         82.32           749
760 TO 779                  198      $   34,003,751.77        1.84          $  171,736.12      6.539         82.08           768
780 TO 799                   95      $   17,020,802.20        0.92          $  179,166.34      6.658         83.04           787
800 TO 819                    5      $    1,317,192.10        0.07          $  263,438.42      5.757         85.06           802
                         ------      -----------------      ------          -------------      -----         -----           ---
TOTAL:                   10,434      $1,852,807,586.11      100.00          $  177,574.05      6.989         82.07           644